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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                NOVEMBER 5, 2004
                                (Date of Report)


                       MANUFACTURED HOME COMMUNITIES, INC.
             (Exact name of registrant as specified in its Charter)


                                     1-11718
                              (Commission File No.)

               MARYLAND                                    36-3857664
  (State or other jurisdiction of                       (I.R.S. Employer
   incorporation or organization)                      Identification No.)

     TWO NORTH RIVERSIDE PLAZA, CHICAGO, ILLINOIS             60606
       (Address of principal executive offices)             (Zip Code)


                                 (312) 279-1400
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the following provisions (See General Instructions A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule (14d-2(b)) under the Exchange Act (17 CFR.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule (13e-4(c)) under the Exchange Act (17 CFR.13e-4(c))

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ITEM 8.01         OTHER EVENTS

Manufactured Home Communities, Inc. (NYSE: MHC) announced that on November 2, 2004, during the quarterly Board meeting, the Board of Directors approved changing the name of the Company to Equity Lifestyle Properties, Inc. The Company anticipates that its new ticker symbol, "ELS", will be effective within the next few weeks. The Board approval initiates a process that will occur over the next several months.

         Since the beginning of this year, the Company has invested approximately $575 million in acquisitions, increasing the number of properties to 215 with over 82,000 sites. The Thousand Trails transaction, which is anticipated to close before the end of the year, represents another $160 million with over 17,000 sites at 57 properties. These transactions only serve to highlight the Company's historical focus on properties that appeal to lifestyle-oriented customers, including empty-nesters and seasonal homeowners. In connection with these efforts, the Company is developing or has developed relationships with leading brand names focused on serving the expectations of these customers, including among others: Palm Harbor Homes, Encore, Thousand Trails, Good Sam Club, and Cavco Park Models.

         Commented MHC's CEO and President, Thomas P. Heneghan, "The name change more appropriately describes the business we are in, the opportunities inherent in our business, and the leadership of our chairman."

         The forward-looking statements contained herein are subject to certain risks and uncertainties including, but not limited to: in the age-qualified communities, home sales results could be impacted by the ability of potential homebuyers to sell their existing residences as well as by financial markets volatility; in the all-age communities, results from home sales and occupancy will continue to be impacted by local economic conditions, lack of affordable manufactured home financing and competition from alternative housing options including site-built single-family housing; the Company's ability to maintain rental rates and occupancy with respect to properties currently owned or pending acquisitions; the Company's assumptions about rental and home sales markets; the completion of pending acquisitions and timing with respect thereto; the effect of interest rates as well as other risks indicated from time to time in the Company's filings with the Securities and Exchange Commission. In addition, quarter-to-quarter results during the year are impacted by seasonality at certain of the communities. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Manufactured Home Communities, Inc. owns or has an interest in 215 quality communities in 23 states consisting of 82,292 sites. MHC is a self-administered, self-managed, real estate investment trust (REIT) with headquarters in Chicago.


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SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.








                                       MANUFACTURED HOME COMMUNITIES, INC.




                                       BY:  \s\ Michael B. Berman
                                          ---------------------------------
                                            Michael B. Berman
                                            Vice President, Treasurer and
                                              Chief Financial Officer






DATE:  November 5, 2004